UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 1, 2019

Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55772	47-4871012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (Address of principal executive offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On February 1, 2019, Steadfast Apartment REIT III, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, Steadfast Apartment REIT III Operating Partnership, L.P., the Company’s operating partnership, and Steadfast Apartment Advisor III, LLC, the Company’s affiliated external advisor. The Amendment renews the term of the Advisory Agreement, effective as of February 5, 2019, for an additional one-year term ending on February 5, 2020.
The material terms of the Amendment described herein are qualified in their entirety by the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.
Suspension of DRIP
As previously disclosed, on August 31, 2018, the Company terminated its primary offering of up to $1,000,000,000 in shares of the Company’s common stock, but continued to offer shares of Class A, Class T and Class R common stock pursuant to the Company’s distribution reinvestment plan (the “DRIP”). The Company has decided to not renew state registrations of the DRIP for an additional year, and, therefore, will suspend the DRIP with respect to distributions that accrue after February 1, 2019. As a result, all distributions that accrue in February 2019 will be paid in cash and not reinvested in shares of the Company’s common stock. The Company’s board of directors may in the future reinstate the DRIP, although there is no assurance as to if or when this will happen, and such reinstatement will not happen unless and until the Company registers the DRIP in every state in which it offers or sells its shares of common stock.
Stockholder Letter
The Company is furnishing a letter to its stockholders on or about February 7, 2019 (the “Stockholder Letter”), that provides notice of the DRIP suspension. The Stockholder Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein solely for the purposes of this Item 8.01 disclosure.

Item 9.01     Financial Statements and Exhibits.
(a) Exhibits.

Exhibit	Description

10.1
Amendment No. 3 to the Amended and Restated Advisory Agreement, dated as of February 1, 2019, by and among Steadfast Apartment REIT III, Inc., Steadfast Apartment REIT III Operating Partnership, L.P. and Steadfast Apartment Advisor III, LLC and effective as of February 5, 2019

99.1	Letter to Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	February 1, 2019	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer